Exhibit 10.3

Final Form

LOCK-UP AGREEMENT

[●], 2025

iRocket Technologies, Inc.

[Address]

Re: Lock-Up Agreement

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered by the undersigned (the “Securityholder”) in accordance with that certain Agreement and Plan of Merger, dated as of July 22, 2025 (as may be amended, restated and/or supplemented from time to time, the “Merger Agreement”), entered into by and among iRocket Technologies, Inc., a Delaware corporation (the “Company”), BPGC Acquisition Corp. (formerly known as Ross Acquisition Corp.), a Cayman Islands exempted company (“SPAC”), iRocket Merger Sub, LLC, a Delaware limited liability company, BPGC Merger Sub, Inc., a Delaware corporation (“SPAC Merger Sub”), and Innovative Rocket Technologies Inc., a Delaware corporation (“iRocket”), pursuant to which, among other things, SPAC Merger Sub will be merged with and into iRocket (the “Merger”), with iRocket surviving the Merger as a wholly owned subsidiary of the Company. Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Merger Agreement.

The Securityholder, upon the consummation of the Merger and the other transactions contemplated by the Merger Agreement, will hold shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) and/or Exchanged Company Options. In order to induce SPAC to proceed with the transactions contemplated by the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securityholder hereby agrees with the Company as follows:

1. Subject to the exceptions set forth herein, the Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any shares of Company Common Stock held by it immediately after the effective time of the Merger (including any shares of Company Common Stock acquired in the PIPE Investment), any shares of Company Common Stock issuable upon the conversion, exercise, or exchange of any securities that are directly or indirectly convertible into or exercisable or exchangeable for Company Common Stock held by the Securityholder immediately after the Effective Time (including any securities acquired in the PIPE Investment), or securities that are directly or indirectly convertible into or exercisable or exchangeable for Company Common Stock held by the Securityholder immediately after the Effective Time (including any securities acquired in the PIPE Investment) (the “Lock-Up Securities”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), in each case during the period beginning at the Effective Time and ending on the six-month anniversary of the Closing Date (the “Lock-Up Period”).

2. The restrictions set forth in Section 1 shall not apply to:

i. in the case of an entity, Transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the entity, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the entity or affiliates of the entity or who shares a common investment advisor with such entity or (B) as part of a distribution to members, partners or shareholders of the entity;

ii. in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

iii. in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

iv. in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

v. in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

vi. in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of the trust;

vii. in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

viii. transactions for shares of Company Common Stock or other securities convertible into or exercisable or exchangeable for shares of Company Common Stock acquired in open market transactions after the Effective Time;

ix. the exercise of stock options or warrants to purchase shares of Company Common Stock or the settlement of stock or unit appreciation rights that are based on, and settled with, Company Common Stock or the vesting of stock awards of Company Common Stock and any related transfer of shares of Company Common Stock to the Company in connection therewith (A) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (B) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Company Common Stock, it being understood that all shares of Company Common Stock received upon such exercise, vesting, settlement or transfer will remain subject to the restrictions of this Letter Agreement during the Lock-Up Period;

x. Transfers to the Company pursuant to any contractual arrangement in effect at the Effective Time that provides for the repurchase by the Company or forfeiture of Company Common Stock or other securities convertible into or exercisable or exchangeable for Company Common Stock in connection with the termination of the Securityholder’s service to the Company;

xi. the entry, by the Securityholder, at any time after the Effective Time, of any trading plan providing for the sale of shares of Company Common Stock by the Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that (A) such plan does not provide for, or permit, the sale of any shares of Company Common Stock during the Lock-Up Period and (B) to the extent a public announcement or filing under the Exchange Act, if any, is required of the undersigned or the Company regarding the establishment of such plan during the Lock-Up Period, such announcement or filing shall include a statement to the effect that no transfer of Company Common Stock may be made under such plan during the Lock-Up Period;

xii. [Transfers of up to an aggregate of [●] (subject to adjustment to reflect the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Company Common Stock after the date hereof) shares of Company Common Stock that are, or are issuable upon conversion, exercise, or exchange of, Lock-Up Securities;]1

xiii. transactions in the event of completion of a liquidation, merger, stock exchange, tender offer, exchange offer or other similar transaction which results in all of the Company’s securityholders having the right to exchange their shares of Company Common Stock for cash, securities or other property; and

xiv. transactions to satisfy any U.S. federal, state, or local income tax obligations of the Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the Merger;

1 Note to Draft: This clause to only be included for Asad Malik. Number to be equal to 15% of the total number of Lock-Up Securities.

provided, however, that (A) in the case of clauses (i) through (vii), these permitted transferees must enter into a written agreement, in substantially the form of this Letter Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Securityholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions and any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor, and (B) if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Company Common Stock shall be required during the Lock-Up Period such report or filing shall indicate by footnote disclosure that such transfer is being made pursuant to the circumstances described in the relevant clause and that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister, in each case, of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

3. For the avoidance of any doubt, the Securityholder shall retain all of its rights as a stockholder of the Company during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Lock-Up Securities.

4. If any Transfer is made or attempted contrary to the provisions of this Letter Agreement, such purported Transfer shall be null and void ab initio, and the Company and any duly appointed transfer agent shall refuse to make any such Transfer or recognize any such purported transferee of the Lock-Up Securities as an equity holder of the Company for any purpose.

5. During the Lock-Up Period, stop transfer orders shall be placed against the Lock-Up Securities and each certificate or book entry position statement evidencing any Lock-Up Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE LOCK-UP LETTER AGREEMENT, DATED [●], 2025, BETWEEN THE ISSUER AND THE SECURITY HOLDER NAMED THEREIN. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

6. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the undersigned (i) Securityholder and (ii) the Company.

7. This Letter Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Letter Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Letter Agreement.

8. No party hereto may assign either this Letter Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

9. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (a) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (b) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

10. This Letter Agreement shall become effective at the Effective Time and terminate on the expiration of the Lock-Up Period. This Lock-Up Agreement shall be of no force or effect if the Merger Agreement terminates without the Merger having occurred.

11. This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that there shall be added as a part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

12. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Letter Agreement in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The parties acknowledge and agree that the parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Letter Agreement and to enforce specifically the terms and provisions hereof. Without limiting the foregoing, each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Letter Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

[Signature Pages Follow]

Very truly yours,

If Securityholder is an individual:

Signature:
Print Name:

If Securityholder is an entity:

Name of Securityholder:

Signature:
Name:
Title:

[Signature Page to Lock-Up Agreement]